                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported) - NOVEMBER 12, 2004




                                  ALLETE, INC.
             (Exact name of Registrant as specified in its charter)

        MINNESOTA                   1-3548                        41-0418150
(State of Incorporation)    (Commission File Number)            (IRS Employer
                                                             Identification No.)

                             30 WEST SUPERIOR STREET
                          DULUTH, MINNESOTA 55802-2093
          (Address of principal executive offices, including zip code)

                                 (218) 279-5000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01  REGULATION FD DISCLOSURE

As a result of the September 20, 2004 spin-off of ADESA, Inc. (ADESA), ALLETE, Inc. (ALLETE or Company) redefined its reportable business segments. REGULATED UTILITY includes the Company's rate regulated electric, water and gas services in northeastern Minnesota and northwestern Wisconsin. NONREGULATED ENERGY OPERATIONS includes the Company's coal mining activities in North Dakota and nonregulated generation consisting primarily of generation from the Company's Taconite Harbor Energy Center in northern Minnesota and generation secured through a 15-year power purchase agreement. REAL ESTATE includes the Company's Florida real estate operations. OTHER includes the Company's telecommunications activities, investments in emerging technologies, and general corporate charges and interest not specifically related to any one business segment. General corporate charges include employee salaries and benefits as well as legal and other outside service fees. DISCONTINUED OPERATIONS includes Automotive Services (ADESA), which was spun off on September 20, 2004, Water Services businesses, the majority of which were sold in 2003, and spin-off costs incurred by ALLETE.

On October 28, 2004 ALLETE furnished an 8-K that contained certain historical financial information for the years 2002, 2003 and 2004 adjusted to reflect the spin-off of ADESA as discontinued operations and the redefined reportable business segments. ALLETE's Form 10-Q for the quarterly period ended September 30, 2004 contained comparable financial information with respect to the third quarters of 2004 and 2003. This 8-K is being furnished to provide comparable segment information for the year ended December 31, 2003.

The following shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                                                                              NONREGULATED
BUSINESS SEGMENTS                                               REGULATED        ENERGY         REAL
FOR THE YEAR ENDED DECEMBER 31, 2003           CONSOLIDATED      UTILITY       OPERATIONS      ESTATE        OTHER
-------------------------------------------------------------------------------------------------------------------
Millions
Operating Revenue                                 $697.9         $510.0         $ 112.2         $42.6       $ 33.1
Fuel and Purchased Power                           252.5          212.5            40.0             -            -
Operating and Other Expense                        297.6          176.5            58.5          18.1         44.5
Depreciation Expense                                51.2           41.2             7.4           0.1          2.5
-------------------------------------------------------------------------------------------------------------------
Operating Income (Loss) from
    Continuing Operations                           96.6           79.8             6.3          24.4        (13.9)
Interest Expense                                   (50.6)         (20.4)           (1.8)         (0.2)       (28.2)
Other Income (Expense)                               2.0            2.9             1.4             -         (2.3)
-------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations
    Before Income Taxes                             48.0           62.3             5.9          24.2        (44.4)
Income Tax Expense (Benefit)                        18.2           24.4             2.2          10.1        (18.5)
-------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations            29.8         $ 37.9         $   3.7         $14.1       $(25.9)
                                                                ---------------------------------------------------
Income from Discontinued Operations-Net of Tax     206.6
--------------------------------------------------------
Net Income                                        $236.4
--------------------------------------------------------

                    ALLETE Form 8-K dated November 12, 2004                    1

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  ALLETE, Inc.



November 12, 2004                               James K. Vizanko
                               -------------------------------------------------
                                                James K. Vizanko
                               Senior Vice President and Chief Financial Officer


2                   ALLETE Form 8-K dated November 12, 2004